SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[x] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting Material Pursuant to Rule 240.14a-11 or Rule 240.14a-12 [ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e) (2))

                        STERLING ELECTRONICS CORPORATION
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               (Name                  of   Registgrant   as   Specified  in  its
                                      Charter) N.A.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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     [ ] Fee paid  previously  with  preliminary  materials

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paiud previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1) Amount Previously Paid

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                        STERLING ELECTRONICS CORPORATION
                  4201 Southwest Freeway, Houston, Texas 77027
                                     *****
                    NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS  To Be Held On
                     Tuesday, August 26, 1997
                                     *****

To the Shareholders of STERLING ELECTRONICS CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of Sterling Electronics Corporation, (the "Company") will be held at the Company's offices, 4201 Southwest Freeway, Houston, Texas, August 26, 1997, at 3:00 o'clock p.m., Houston time, for the following purposes:

     1. To elect six (6) directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To consider and adopt the Company's 1997 Stock Option Plan.

     3. To consider and act upon management's recommendation that Ernst & Young LLP, Certified Public Accountants, be appointed as independent auditors for the fiscal year ending March 28, 1998.

     4. To transact such other business as may properly come before the meeting.

     In accordance with applicable law and the bylaws of the company, only shareholders of record at the close of business on July 11, 1997, are entitled to notice of this meeting and to vote and it or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS
Leon Webb, Jr.,Secretary

July 18, 1997
Houston, Texas



                                   IMPORTANT

     Please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope which has been provided for your convenience, whether or not you plan to attend the meeting. The prompt return of the proxies will assure a quorum and reduce solicitation.

                        STERLING ELECTRONICS CORPORATION

                  4201 Southwest Freeway, Houston, Texas 77027
                                      *****
                    Annual Meeting of Shareholders to be held
                                 August 26, 1997

                                      *****
                                 PROXY STATEMENT

                                      *****
     This proxy statement is being first mailed or otherwise delivered to shareholders commencing about July 25, 1997, for the Annual Meeting of Shareholders of Sterling Electronics Corporation (the "Company"), to be held at the Company's principal executive offices, 4201 Southwest Freeway, Houston, Texas, 77027, at 3:00 o'clock p.m., Houston time, on Tuesday, August 26, 1997, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

                                   RECORD DATE

     The close of business on July 11, 1997, has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote, at the Annual Meeting.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to shareholders for the fiscal year ended March 29, 1997 is being mailed to you herewith. This Annual Report should not be considered as part of this Proxy Statement or incorporated herein by reference. Additional copies of the Annual Report, Notice of Annual meeting, Proxy Statement and Proxy may be obtained from the offices of the Secretary of the Company, 4201 Southwest Freeway, Houston, Texas, 77027. Mailing address:
P.O. Box 1229, Houston, Texas 77251-1229, Attention: Leon Webb, Jr.

                               REVOCATION OF PROXY

     Any shareholder executing the Proxy enclosed herewith shall have the power to revoke the same at any time prior to the voting of the Proxy. The termination of the Proxy's authority by any shareholder shall be ineffective until written notice has been given to the Secretary of the Company.

                                  SOLICITATION

     THE ENCLOSED PROXY IS BEING FURNISHED AND SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. In addition to the solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, e-mail, facsimile transmission, or in person for which no additional compensation is made. Independent contract labor may be obtained to assist in the mail-out and solicitation of the proxies for which it will be reasonably compensated. Brokers and other custodians, nominees and fiduciaries may be requested to forward solicitation material to the beneficial owners of the stock registered in the names of such persons and to request authority for the execution of proxies, and the Company will, upon request, reimburse them for their reasonable and necessary expenses in doing so. Management is not aware of any matter coming before this Annual Meeting that will necessitate dissenting shareholders rights or appraisal rights.

                                OUTSTANDING STOCK

     On June 2, 1997, the Company had outstanding 7,114,203 shares of Common Stock. Each shareholder will be entitled to cast one vote in person or by Proxy for each share of Common Stock held. No cumulative voting is permitted.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The table of director nominees sets forth the Common Stock of Sterling Electronics Corporation owned by each such nominee as of June 2, 1997. The following table sets forth as of such date the information indicated concerning the security ownership of the Company by the only known persons to own beneficially 5% or more of the Company's outstanding equity securities, each of the non-director nominee named executive officers, and all directors and executive officers of the Company as a group.

     Name and Address           Number of Shares          Percent
     of Beneficial Owner       Beneficially Owned         of Class

     T.D. McGinty                        46,707(b)            *
     4201 Southwest Freeway
     Houston, TX 77027

     C.M. O'Brien                        24,842(b)            *
     4201 Southwest Freeway
     Houston, TX 77027

     W. B. Turner                        48,444(b)            *
     4201 Southwest Freeway
     Houston, TX 77027

     All Directors &                    724,261(a)            10.2%
     Executive Officers as
     a group (15 persons)                                     * Less than 1%

     (a) Includes 336,249 shares which may be acquired from the Company within 60 days upon exercise of options pursuant to the Sterling Electronics Corporation 1992 Incentive Stock Option Plan (the "1992 Plan"), non-qualified stock option grants, the 1993 Directors' Non-Qualified Stock Option Plan (the "1993 Plan") and the Sterling Electronics Corporation 1994 Stock Option Plan (the "1994 Plan").

     (b) Includes 5,513 shares for Mr. McGinty, 11,143 shares for Mr. O'Brien and 5,513 shares for Mr. Turner which may be acquired from the Company within 60 days upon exercise of options pursuant to the 1992 Plan and/or the 1994 Plan.


                              ELECTION OF DIRECTORS

     In accordance with the provisions of the bylaws of the Company, six (6) directors will be elected at the Annual Meeting, each to serve for one year or until his successor is elected and qualified. It is intended that unless otherwise directed, the enclosed Proxy will be voted in favor of the election of the nominees named in the following table.

     Certain information concerning the nominees, each of whom has agreed to stand for election, is set forth below. Each of the named nominees listed in the following table is currently a director of the Company and was elected to his present term of office at the Annual Meeting of Shareholders on August 27, 1996.

                                                        Shares of Common Stock
                                                     of the Company Beneficially
                                                         Owned and Percent of
    Name, Age and                                      Outstanding shares as of
    Tenure Of Nominee          Position With Company        June 2, 1997(a)

    JAY H. GOLDING             Director                   37,627           *
    52 Years
    Director since 1992

    S.M. LAMBERT, Ph.D.        Director                   12,966           *
    65 Years
    Director since 1974

    HERSCHEL G. MALTZ          Director                   13,990           *
    66 Years
    Director since 1965

    DAVID A . SPOLANE          Executive Vice President  178,222         2.5%
    42 Years                   & Director (b)
    Director since 1994

    RONALD S. SPOLANE          Chairman of the Board,    221,871         3.1%
    42 Years                   Chief Executive Officer &
    Director since 1992        President (b)

    DAVID R. TOOMIM            Director                   19,862           *
    77 Years
    Director since 1976
                                                            * Less than 1%

     (a) Includes shares which may be acquired from the Company within 60 days upon exercise of options as follows: Jay H. Golding - 11,864 shares, S.M. Lambert - 11,864 shares, Herschel G. Maltz - 11,864 shares, D.A. Spolane - 70,246 shares, R.S. Spolane - 140,700 shares and David R. Toomim - 11,864 shares.

     (b) Mr. David A. Spolane and Mr. Ronald S. Spolane are brothers.

     Mr. Golding has been a private investor and serves as Chairman of both Port Chester Industries and American International Partners, L.C. Prior to 1989, Mr. Golding was CEO of Hi-Port Industries, a public company engaged in the packaging of chemical based consumer products. Mr. Golding also serves as Chairman of the Board of Bogan Aerotech, Inc., a privately held company engaged in the aerospace industry. He is also Chairman of the Board of American International Partners, L.C., a merchant banking company with development interests in Southeast Asia.

     Dr. Lambert has been an independent management consultant for more than five years. Prior to 1986, Dr. Lambert was the Senior Vice President of Corporate Planning for LTV Corporation, a public company engaged in a variety of businesses including steel, shipping, energy, defense and aerospace. Prior to joining LTV Corporation, he was an executive with Shell Oil Company in Houston, Texas.

     Mr. Maltz is Chairman of the Company's Compensation Committee. Though primarily a private investor, from 1993 through 1995 he was Chairman of the Board and Chief Executive Officer of IPS Systems, Inc. a privately held company engaged in the distribution of products for apartment maintenance. During 1992, Mr. Maltz was President of Petrolon, Inc., a privately held company engaged in the marketing and distribution of engine additives. Prior to joining Petrolon, he was a private investor for two years. He was previously President and a Director of Century Papers, Inc., a public company engaged in the wholesale distribution of paper products. Mr. Maltz is also a director of Charter Bancshares, Inc., a publicly held bank holding company.

     Mr. D. A. Spolane became Executive Vice President with senior responsibility for sales and marketing in the distribution operations in March 1994. From 1987 through March 1994, he was a Vice President with responsibility for the Company's semiconductor marketing program. Mr. Spolane has been an employee of the Company in various sales and marketing capacities since 1976.

     Mr. R. S. Spolane has been Chairman of the Company's Board of Directors and Chief Executive Officer since January 1994. In August 1993, he became President and Chief Operating Officer. From 1991 through August 1993, Mr. Spolane held the position of Executive Vice President with senior responsibility for sales and marketing in the distribution operations. He has been an employee of the Company since 1976 and has held various positions in computer services, financial administration, sales and marketing.

     Mr. Toomim is Chairman of the Company's Audit Committee. Since 1981, he has been an attorney with Schlanger, Mills, Mayer & Grossberg, L.L.P., a Houston law firm. Mr. Toomim is a retired partner of Deloitte & Touche, a public accounting firm. Schlanger, Mills, Mayer & Grossberg, L.L.P. provides legal services for the Company. During fiscal 1997 the Company paid Schlanger, Mills, Mayer & Grossberg, L.L.P. approximately $102,000 for legal services.

     Should any one or more of the foregoing nominees not be a candidate for director when the election is held, it is the intention of the persons named in the enclosed Proxy to vote for the election of a substitute nominee proposed by the management. However, the Management has no reason to believe that the nominees will be unable to serve if elected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS (PROXY ITEM NO. 1).

                               EXECUTIVE OFFICERS

     In addition to Messrs. D.A. Spolane and R.S. Spolane, the Company has the following executive officers:

     Name                      Age              Position(s) with the Company

     Ronald Barnard            55               Senior Vice President

     David Goforth             39               Senior Vice President

     Jack K. Killoren          45               Senior Vice President

     J.V. McConkey, III        55               Senior Vice President

     Thomas D. McGinty         57               Senior Vice President

     Christopher O'Brien       41               Senior Vice President

     Byron Turner              63               Senior Vice President

     Mac McConnell             43               Vice President-Finance & CFO

     Leon Webb, Jr.            53               Vice President-Secretary and
                                    Treasurer

     Mr. Barnard became a Senior Vice President with senior responsibility for Sterling's northeast region in March 1994. From March 1991 through March 1994 Mr. Barnard was a Vice President with responsibility for Sterling's northeast region. From 1986 through 1991, Mr. Barnard was the general manager of Sterling's Boston sales office.

     Mr. Goforth became a Senior Vice President with senior responsibility for Sterling's connector marketing program in March 1994. For the previous six years Mr. Goforth was a Vice President with responsibility for Sterling's connector marketing program.

     Mr. Killoren became Senior Vice President with senior responsibility for marketing in March 1994. For the seven previous years Mr. Killoren was Vice
President with responsibility for passive and electro-mechanical product marketing.

     Mr. McConkey has been a Senior Vice President with senior responsibility for Sterling's southwest region for over five years.

     Mr. McGinty has been a Senior Vice President with senior responsibility for materials management for over five years.

     Mr. O'Brien became Senior Vice President with senior responsibility for sales in April 1996. For the two previous years Mr. O'Brien was Vice President with responsibility for Sterling's mid-west region. From April 1992 through March 1994 Mr. O'Brien was the Company's regional manager for the mid-west region. Prior to joining the Company in April 1992 Mr. O'Brien was employed by Reptron Electronics, Inc. as regional manager of the mid-west region.

     Mr. Turner has been a Senior Vice President with senior responsibility for Sterling's south central region for over five years.

     Mr. McConnell, CPA, became Vice President-Finance and Chief Financial Officer in December, 1992. From June 1990 to December 1992 he was Vice President-Finance of Interpak Holdings, Inc. (a public company) and Chemtrusion, Inc. and Finance Director of Bamberger Polymers, Inc. (a public company), affiliated companies involved in trading, distributing, packaging, warehousing and compounding thermoplastic resins. From 1987 through 1990, Mr. McConnell was a partner of Ernst & Young, a public accounting firm.

     Mr. Webb has been the Vice President-Secretary and Treasurer for over five years.

     Officers serve at the discretion of the Board.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Sterling maintains an audit committee consisting of Messrs. Golding, Maltz and Toomim. This committee met two times during the prior year at which times all members of the committee were present. This committee's primary functions are to review the scope and results of audits by Sterling's independent auditors, internal accounting controls, the extent of other services performed by the independent auditors and the cost of all accounting and financial services.

     The Company's compensation committee consists of Messrs. Lambert and Maltz. This committee met two times during the prior fiscal year. This committee's responsibilities include approving (i) all remuneration of senior management and directors, (ii) the granting of stock options and (iii) other benefits for senior management and directors.

     The Company does not have a nominating committee.

     During the prior fiscal year, the Board of Directors met six times. Mr. Golding attended four of the six meetings. The remaining directors attended 75% or more of the meetings.

                             DIRECTORS COMPENSATION

     Directors who are not employees of the Company each receive an annual fee of $15,000 and $1,000 for attendance at each Board of Directors' meeting. All fees, at the director's election, may be deferred under the Company's deferred compensation program. Officers of the Company do not receive additional compensation for attendance at Board of Directors' meetings or committee meetings. Additionally, on June 28, 1993, on March 10, 1994 and on October 15, 1996 each non-employee director received a non-qualified stock option, issued pursuant to the 1993 Plan, to purchase 3,307 shares of common stock at $5.44 per share, 3,307 shares of common stock at $10.43 and 5,250 shares of common stock at $10.95, respectively.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth a summary of the compensation paid during the past three fiscal years for services rendered in all capacities to the Company and its subsidiaries by the Chief Executive Officer and the four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation(1)                Long Term Compensation
                                                                           Securities
                                                               Restricted  Underlying
Name and                                          Other Annual   Stock      Options        All Other
Principal Position      Year   Salary    Bonus(2) Compensation  Awards($)   SARSs(#)     Compensation(3)


R.S. SPOLANE            1997  $237,000  $267,570                            210,000
Chairman of the Board   1996  $234,083  $307,620
Chief Executive         1995  $227,692  $216,000                             10,500
Officer & President

D.A. SPOLANE            1997  $135,000  $192,211                            157,500      $1,875
Executive Vice          1996  $133,648  $263,110                                         $1,875
President and           1995  $130,000  $175,884                              7,350      $1,875
Director

T.D. MCGINTY            1997  $126,543  $192,211                             10,500
Senior Vice President   1996  $123,659  $263,110
Materials Management    1995  $120,000  $175,884                              5,250

C.M. O'BRIEN            1997  $120,000  $168,185                             26,250      $1,875
Senior Vice President   1996  $ 98,786  $259,363                                         $1,875
Sales                   1995  $ 95,407  $229,423                              5,250      $1,875

W. B. TURNER            1997  $140,010  $155,368                              8,400
Senior Vice President   1996  $135,706  $235,896
Southcentral Area       1995  $129,112  $143,646                              5,250
Manager
----------------------

     (1) Includes amounts which were deferred, at the officer's election, under the Company's deferred compensation program.

     (2) Includes amounts paid in the Company's common stock pursuant to the Company's Incentive Bonus Plan. In each fiscal year, 20% of the bonuses for the named executive officers were paid in the Company's common stock.

     (3)  Amount   contributed   by  the   Company  as  401(k)   Plan   matching
contributions.

         AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

     The following table provides information relating to the exercise of stock options by the named executive officers during the last fiscal year, and the number and value of unexercised stock options held by such officers at March 29, 1997.

                                        Number of Securities   Value of
                                        Underlying             Unexercised
                                        Unexercised            In-the-Money
                                        Options                Options
                                        at Fiscal              at Fiscal
                Shares                  Year-End               Year-End
               Acquired      Value      Unexercisable(U)       Unexercisable(U)
Name          on Exercise  Realized(1)  Exercisable(E)         Exercisable(E)(2)

R.S. SPOLANE                              210,000U               $296,250U
                                           88,200E               $411,926E

D.A. SPOLANE                              157,500U               $222,188U
                                           30,871E               $100,676E

T.D. McGINTY                               10,500U               $12,312U
                                            5,513E               $ 9,340E

C.M. O'BRIEN     2,205       $20,870       26,250U               $34,551U
                                            5,513E               $ 9,340E

W.B. TURNER                                 8,400U               $ 9,850U
                                            5,513E               $ 9,340E

--------------

     1) Computed as the difference between the option exercise price and the market value of the Common Stock at the date of exercise.

     2) Computed as the difference between the option exercise prices and $12.125 (the closing price of the Common Stock at fiscal year-end).

                              EMPLOYMENT AGREEMENTS

     The Company and Ronald S. Spolane are parties to an employment agreement dated as of September 18, 1995, pursuant to which Ronald S. Spolane is employed as the Chairman of the Board, President and Chief Executive Officer of the Company. Such agreement has an initial term of 5 years and is subject to automatic one year extensions on the anniversary date of such agreement unless either the Company or Mr. Spolane gives written notice that they do not desire to extend the term of the employment agreement. Pursuant to such agreement, Ronald Spolane will receive (i) a salary of $237,000 per year, (ii) a formula bonus based on the earnings and results of operations of the Company, (iii) a Company car, (iv) medical, dental and prescription drug coverage, and (iv) inclusion of Mr. Spolane in any other benefit plan for senior employees of the Company.

     The Company's employment agreement with Ronald S. Spolane also contains change of control provisions. If during the thirty-six months following a "change in control" of the Company, R. S. Spolane's employment is terminated other than for cause, then he would be entitled to receive a lump sum severance benefit equal to three times the sum of (i) his annual salary for the prior year, (ii) the greater of (X) the bonus that R.S. Spolane would have earned under his bonus formula for the current year annualized, or (Y) the bonus paid to him for the prior year, and (iii) an amount for the agreed value of certain employee benefits being provided to Mr. Spolane (currently $38,000). If such amounts are subject to tax (the "Excise Tax") imposed by Section 4999 and/or 280G of the Internal Revenue Code of 1986 (the "Code"), then the Company will also pay to R.S. Spolane an amount such that the net amount retained by Mr. Spolane after deduction of the Excise Tax shall be equal to the amount R.S. Spolane would have been entitled to receive prior to the imposition of the Excise Tax. The employment agreement with R.S. Spolane defines "change of control" as (i) the existing directors do not constitute two-thirds of the Board of Directors, (ii) the acquisition of 25% or more of the Company's common stock by a person or group, (iii) any merger or consolidation in which the existing board of directors of the Company do not constitute at least two-thirds of the board of the surviving corporation, and (iv) any other transaction deemed by two-thirds of the Company's existing directors to constitute a change of control.

     Following a change of control and the termination of R.S. Spolane's employment other than for "cause", all stock options granted to R.S. Spolane will immediately become vested and R.S. Spolane will be entitled to participate in the Company's employee benefit plans for three years following such termination.

     Pursuant to the employment agreement, R.S. Spolane has agreed not to compete against the Company or solicit customers, employees or suppliers of the Company for a period of one year following a change of control event, or two years following a termination for any other cause.

     The Company and D.A. Spolane are parties to an employment agreement dated as of September 18, 1995, pursuant to which D.A. Spolane is employed as an Executive Vice President and Operating Officer of the Company. Such agreement has an initial term of 5 years and is subject to automatic one year extensions on the anniversary date of such agreement unless either the Company or D.A. Spolane gives written notice that they do not desire to extend the term of the employment agreement. Pursuant to such agreement, D.A. Spolane will receive (i) a salary of $135,000 per year, (ii) a formula bonus based on the earnings and results of operations of the Company, (iii) a Company car, (iv) medical, dental and prescription drug coverage, and (iv) inclusion of D.A. Spolane in any other benefit plan for senior employees of the Company.

     The Company's employment agreement with D.A. Spolane also contains change of control provisions. If during the thirty-six months following a "change in control" of the Company, D.A. Spolane's employment is terminated other than for cause, then he would be entitled to receive a lump sum severance benefit equal to three times the sum of (i) his annual salary for the prior year, (ii) the greater of (X) the bonus that D.A. Spolane would have earned under his bonus formula for the current year annualized, or (Y) the bonus paid to him for the prior year, and (iii) an amount for the agreed value of certain employee benefits being provided to D.A. Spolane (currently $38,000). If such amounts are subject to Excise Tax, then the Company will also pay to D.A. Spolane an amount such that the net amount retained by D.A. Spolane after deduction of the Excise Tax shall be equal to the amount D.A. Spolane would have been entitled to receive prior to the imposition of the Excise Tax. The employment agreement with D.A. Spolane defines "change of control" as (i) the existing directors do not constitute two-thirds of the Board of Directors, (ii) the acquisition of 25% or more of the Company's common stock by a person or group, (iii) any merger or consolidation in which the existing board of directors of the Company do not constitute at least two-thirds of the board of the surviving corporation, and
(iv) any other transaction deemed by two-thirds of the Company's existing directors to constitute a change of control.

     Following a change of control and the termination of D.A. Spolane's employment other than for cause, all stock options granted to Mr. Spolane will immediately become vested and D.A. Spolane will be entitled to participate in the Company's employee benefit plans for three years following such termination.

     Pursuant to the employment agreement, D.A. Spolane has agreed not to compete against the Company or solicit customers, employees or suppliers of the Company for a period of one year following a change of control event, or two years following a termination for any other cause.

                                 SEVERANCE PLANS

     Upper Management Severance Plan

     On November 14, 1995, the Company adopted its Upper Management Severance Plan. Such plan covers the senior employees of the Company designated by the Chief Executive Officer of the Company as senior employees and who have been employed by the Company for at least six months, other than an employee who is a party to an employment agreement with change of control provisions. Ronald S. Spolane and David A. Spolane each have employment agreements with change of control provisions and, therefore, are not covered by this plan.

     Under the Company's Upper Management Severance Plan, if during the twelve month period following any "change of control" a covered senior employee is terminated other than for "cause" or if during the twelve month period following a "hostile change of control", a covered senior employee is terminated for any reason, then such covered senior employee will be entitled to receive a severance payment equal to the sum of (X) one year salary, and (Y) the greater of such covered senior employee's last year bonus or the average of such covered senior employee's bonus for the three prior years. Such severance payment would be paid one-half within 30 days of such covered senior employee's termination of employment with the Company and the balance one year from such termination date. The covered senior employee's receipt of the severance payment is conditioned on the covered senior employee agreeing to not compete against the Company and to not solicit employees, suppliers or customers of the Company for a one-year period following termination. In addition, the covered senior employee must hold in confidence all of the Company's confidential information and trade secrets in the possession of such terminated covered senior employee. The Company may require that a terminated covered senior employee sign a written agreement agreeing to be bound by such provisions as a condition to the receipt of the severance payment.

     Such plan defines change of control in the same manner as in the employment agreements with R.S. Spolane and D.A. Spolane. The term "hostile change of control" refers to any change of control that is not approved by a majority of the Company's directors.

Broad Base Severance Plan

     On November 14, 1995, the Company also adopted its Broad Base Severance Plan. The Company's Broad Base Severance Plan covers all employees of the Company who have been employed by the Company for at least twelve months and who are not covered by either the Company's Upper Management Severance Plan or an employment agreement with change of control provisions. If during the twelve month period following any Hostile Change of Control, any covered employee is terminated for other than cause or voluntarily quits, then such covered employee will receive a severance benefit equal to one week's salary for each full year of employment with the Company prior to the date of such termination. Such amount shall be paid to the covered employee in a lump sum payment within 30 days of such termination. It is a condition of the receipt of such severance benefit that a covered employee not solicit the Company's customers or employees for a period equal to one week for each one year of employment by the Company prior to termination.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     As members of the Compensation Committee (the "Committee") it is our duty to oversee compensation practices for the Company's senior executive officers. The Committee's responsibilities include the review of salaries, benefits, and other compensation of the Company's senior managers and making recommendations to the full Board of Directors with respect to these matters. The Committee is comprised entirely of Board members who are independent, non-employee directors of the Company.

     The Committee's primary objective in establishing compensation programs and levels for the Company's executive officers is to support the Company's goal of maximizing the value of shareholders' interests in the Company. To achieve this objective, the Committee believes it is necessary to:

     - Set levels of base compensation that will attract and retain superior executives in a highly competitive environment. The compensation philosophy is to pay a moderate to low base salary and to provide attractive incentives to earn additional income based on operating results.

     - Encourage long-term decision making that enhances shareholder value. The Committee believes that this objective is promoted by emphasizing grants of stock options and paying a portion of annual incentives in common stock, thereby creating a direct link between shareholder value creation and executive compensation.

     - Provide incentive compensation that varies directly with both Company performance and individual contribution to that performance.

Base Salary

     The Committee annually reviews each executive officer's base salary. The factors which influence Committee determinations regarding base salary include: job performance, level of responsibilities, comparable levels of pay among executives at regional and national market competitors (with a special emphasis placed on salaries paid by companies that constitute the Peer Group Index), internal compensation equity considerations, prior experience, and breadth of knowledge.

     Mr. R.S. Spolane's annual base salary at the beginning of fiscal 1994 was $90,000. This base salary was increased to $125,000 in August 1993 upon being named President of the Company. In connection with becoming Chairman of the Board in January 1994, his annual base salary was increased to $225,000 beginning April 1, 1994. Beginning on June 29, 1995, Mr. R.S. Spolane's base salary was increased by 5.3% to $237,000.

Annual Incentives

     Certain employees of the Company, including Mr. R.S. Spolane, Mr. D.A. Spolane, Mr. McGinty, Mr. O'Brien and Mr. Turner participate in an incentive bonus plan whereby the employee earns as a bonus a certain percentage of the operating income, in excess of an established baseline amount, of the operations under the employee's supervision. Pursuant to the Incentive Bonus Plan approved by the shareholders at the August 27, 1991 Annual Meeting, 20% of the fiscal 1997 bonuses were paid in the Company's common stock valued at $12.12 per share (the average closing price of the common stock for the five trading days prior to May 30, 1997, the date the bonus was paid). The percentage of operating income and the baseline amount for each employee and the percentage to be paid in common stock are approved by the Board of Directors at the beginning of the fiscal year.

     The fiscal 1997 bonus formula for Mr. R.S. Spolane was set at the beginning of the year as 1.75% of earnings before income taxes, subject to certain adjustments, if earnings before income taxes equaled or exceeded $12,000,000. Under the formula, the bonus as a percentage of earnings would decline as earnings before income taxes declined below $12,000,000. Under this formula for fiscal 1997, Mr. R. S. Spolane earned a bonus of $267,570.

Long-Term Incentives

     The Company reinforces the importance of producing satisfactory returns to shareholders over the long-term by granting stock options. Stock option awards provide executives with the opportunity to acquire an equity interest in the Company and align the executives' interests with those of the shareholders to create shareholder value as reflected by increases in the price of the Company's common stock.

     Option exercise prices are equal to 100% of the fair market value of the Company's shares on the date of option grant and become exercisable in annual installments. This ensures that participants will derive benefits only as shareholders realize corresponding gains over an extended time period.

     During fiscal 1997 the Committee granted stock options to each of the executive officers of the Company. These stock option awards are designed to serve as incentives based upon the Company's financial performance and shareholder returns over time.


Compensation Committee:
S.M. Lambert & Herschel G. Maltz


                             STOCK PERFORMANCE GRAPH

     The following graph compares the performance of Sterling Electronics Corporation for the periods indicated with the performance of the Standard & Poor's 500 Stock Index and the average performance of a group consisting of the Company's peer corporations on a line-of-business basis. The corporations making up the Peer Group Index are Arrow Electronics, Inc., Avnet, Inc., Bell Industries, Inc., Jaco Electronics, Inc., Kent Electronics Corp., Marshall Industries, Milgray Electronics, Inc., Nu Horizons Electronics, Corp., Pioneer-Standard Electronics, Inc., Western Micro Technology, Inc., Wyle Electronics, Inc. and Zing Technologies, Inc. Total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the beginning of each measurement period.


                          TOTAL RETURN TO SHAREHOLDERS (Performance results from March 31, 1992 through March 31, 1997)
                              Reinvested Dividends

[GRAPHIC OMITTED]

                                   At March 31
                   1992       1993       1994       1995       1996       1997

Sterling          $100      $121.05    $260.56    $250.02    $378.60    $275.65
S&P 500           $100      $115.23    $116.93    $135.13    $178.51    $213.89
Peer Group        $100      $144.07    $176.91    $201.27    $253.49    $270.21

     Assumes   $100   invested  on  March  31,  1992  in  Sterling   Electronics
Corporation, S&P 500 and Peer Group.


                      EXECUTIVE SALARY CONTINUATION PROGRAM

     In 1976, the Company established an Executive Salary Continuation Program for selected key employees to be funded through life insurance. The program is voluntary (approximately 16 active employees as of June 2, 1997 participate in the program) with each participating employee contributing to the program. The annual benefits, beginning at age 65, depend upon the employee's age and health at the time of joining the program and the amount of the employee's monthly contribution to the program. The Company is the owner and beneficiary of each participant's insurance policy in this program and is contractually obligated to pay death or salary continuation benefits.

     The benefits under this program shall be paid in 120 equal monthly installments beginning when the participant attains the age of 65 years. Messrs. Turner, R.S. Spolane and McGinty are participants in the program, with annual benefit payments beginning at age 65 of $25,312, $81,840 and $25,207, respectively. Mr. D.A. Spolane and Mr. O'Brien are not participants in the program.

      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and 10% shareholders are required by regulations promulgated by the Securities and Exchange Commission to furnish the Company copies of all Section 16(a) reports they file.

     Based solely on a review of the copies of Forms 3, 4 and 5, and all amendments thereto, furnished to the Company, the Company believes all Section 16(a) filing requirements to its officers, directors and 10% beneficial owners were complied with during fiscal 1997 except the following: a Form 4 Statement of Changes in Beneficial Ownership to report one sale of the Company's Common Stock by Mr. W.B. Turner was filed delinquently.

             PROPOSAL TO ADOPT THE STERLING ELECTRONICS CORPORATION
                    1997 STOCK OPTION PLAN (PROXY ITEM NO. 2)

     The Company currently has an incentive stock option plan that was approved by the shareholders of the Company on August 23, 1994 (the "1994" Plan"). The 1994 Plan provides for the issuance of options to purchase up to 551,250 shares of Common Stock of the Company. The Company has already granted options to purchase 517,144 shares of Common Stock authorized to be granted under the 1994 Plan. Because the Company has already granted options for 94 percent of the shares authorized under the 1994 Plan, the Board of Directors and the Compensation Committee have determined that it is in the best interest of the Company and the shareholders to adopt the Sterling Electronics Corporation 1997 Stock Option Plan (the "1997" Plan).

     The Company in the past has used stock options for attracting, retaining and motivating key employees and directors by providing them incentives to enhance the growth and profitability of the Company, namely, to provide incentives to persons with experience and ability so that they will remain in the employ of the Company or its subsidiaries, to attract new employees whose services are considered valuable to the Company or its subsidiaries and to encourage a proprietary interest by such persons in the development and financial success of the Company.

     The 1997 Plan was adopted, subject to shareholder approval, by the Board of Directors on June 3, 1997. The 1997 Plan provides for the grant to selected full-time employees of the Company of options to purchase shares of Common Stock. The options to be granted under the 1997 Plan may be incentive stock options or nonstatutory stock options. Incentive stock options are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory options are not intended to satisfy the requirements of Section 422 of the Code.

     The approval of the 1997 Plan requires the affirmative vote of a majority of the issued and outstanding shares of common stock held by shareholders who are present at the meeting, in person or by proxy, and entitled to vote at such meeting. The 1997 Plan will terminate if the 1997 Plan is not approved by the shareholders at the meeting.

     The following summary of the 1997 Plan does not purport to be complete and is subject to, and is qualified in its entirety by, the 1997 Plan, a copy of which is attached hereto as Exhibit A..

Amount of Stock Subject to the 1997 Plan

     Under the terms of the 1997 Plan, the Company may grant options to purchase up to an aggregate of three hundred fifty thousand (350,000) shares of Common Stock.

Administration of the 1997 Plan

     The Compensation Committee (the "Committee") shall administer the 1997 Plan. Under the terms of the 1997 Plan, the Committee shall consist of at least two persons and all members shall be non-employee directors within the meeting of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities and Exchange Act of 1934.

Eligibility for Plan Awards

     Plan awards may be granted to selected key employees of the Company or its subsidiaries (the "Participants") in consideration for services provided to the Company or its subsidiaries. The Company currently has two persons serving as directors who are also full-time employees of the Company. Any employee-director is eligible to receive plan awards, unless such person serves on the Committee. Actual participation in the 1997 Plan will be determined in the sole discretion of the Committee. Therefore, the number of Participants participating in the 1997 Plan in the next fiscal year cannot be determined precisely, nor can the benefits or amounts that will be received by or allocated to each of the Participants. Similarly, the benefits which will be allocated to the executive officers cannot be determined at this time.

Options under the 1997 Plan

     The exercise price for options under the 1997 Plan shall be not less than 100% of the fair market value per share on the date of grant of such option. In the event that an option is granted under the 1997 Plan to any person who, at the time such option is granted, owns more than 10% of the total combined voting power of classes of shares of the Company or of any subsidiary of the Company (a "10% Stockholder"), then the exercise price of the options shall be not less than 110% of the fair market value of the shares on the date such option is granted. Fair market value as used in the 1997 Plan means the closing sales price of Common Stock per share on the day before such option is granted.

     Any option granted under the 1997 Plan is exercisable at such times, under such conditions (including, without limitation, performance criteria with respect to the Company and/or the optionee), in such amounts and during such period or periods as the Committee determines on the date of the grant of such option. Such options. however, shall not be exercisable after the expiration of ten years from the date such option is granted. In the case of an option granted to a 10% stockholder, such options shall not be exercisable after the expiration of five years from the date such options are granted.

     Payment for the shares acquired upon exercise of an option under the 1997 Plan shall be made in cash, or if authorized by the Committee, by delivery of other shares of Common Stock, or by any combination of such methods.

     The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which incentive options are exercisable for the first time by any Participant during any calendar year, under the 1997 Plan and all of the Company's other plans, may not exceed $100,000.

     The Committee may establish procedures under the 1997 Plan for an optionee:
(1) to pay the exercise price of an option by withholding for the total number of shares to be acquired upon exercise of an option that number of shares having a fair market value equal to the exercise price; (2) to have withheld from the total number of shares to be acquired, in the same manner as (1) above, the withholding obligation for federal and state income and other taxes; and (3) to exercise a portion of the option by delivering shares of common stock already owned by such optionee in payment of the exercise price.

     In general, if an optionee ceases to be an employee of the Company or its subsidiaries for reasons other than disability or death, he or she will have until the earlier of 30 days from the date of such termination or the date the option expires to exercise the option, to the extent the optionee was entitled to exercise the option on the date of termination.

     If an optionee is unable to continue to perform services for the Company or any of its subsidiaries as a result of disability, he or she will have until the earlier of twelve months from the date of such disability or the date the option expires to exercise the option, in whole or in part, to the extent the optionee was entitled to exercise the option on such date. In addition, the optionee must have been an employee since the date of grant and must be an employee on the date of disability to take advantage of this provision. These same rules apply to the exercise of options in the event of the death of an optionee.

     An option granted under the 1997 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of dissent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and is not assignable by operation of law or subject to execution, attachment or similar process.

Capitalization Adjustments; Merger

     Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option (as well as the exercise price covered by any outstanding option) shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

     The Option Agreements to be entered into under the 1997 Plan may provide that if the Company (a) shall offer for sale to the shareholders of its common stock shares of common stock or other classes of stock or other securities of the Company, or (b) in connection with any transaction shall acquire or shall cause to be issued rights to acquire shares of stock or other securities of another corporation for the benefit of or to the holders of common stock of the Company, the Company will give written notice to optionee of the rights which are thus to be acquired or issued for the benefit of or to the holders of common stock of the Company in sufficient time to permit optionee to exercise the option granted if optionee should elect to do so and to permit optionee to participate in such rights as a holder in such common stock of the Company.

     The Option Agreements may also provide that in the event the Company proposes to merge or consolidate with another corporation or to sell or dispose of its properties, assets and business or to dissolve, the Company will give written notice thereof to the optionee in sufficient time to permit optionee to exercise the option granted, if optionee should elect to do so and participate in such transaction as a stockholder of the Company, provided, however, in connection with any merger or consolidation or other transaction under which the Company or its holders of shares of common stock will acquire stock other securities of the continuing, resulting or other corporation in exchange for their shares of common stock of the Company; provision shall be made for the reservation for and issuance upon exercise by optionee of the option granted of optionee's pro rata number of shares or other securities (on the basis of the number of shares of common stock of the Company as to which the option granted remains at the time unexercised), at the same aggregate purchase price provided for in the Option Agreement, the price per unit to be adjusted upward or downward, according to the increase or decrease of the number of units involved.

     The Option Agreements may also provide that in the event the Company undergoes, or is threatened by, a transaction effecting a significant change in the business, as determined by the Board of Directors, the waiting period for exercising will be waived and optionee will be permitted to immediately exercise the option.

     In the event of a Change of Control Transaction (as hereinafter defined), all outstanding Options granted under the 1997 Plan will vest immediately upon any such Change of Control Transaction involving the Company. A Change of Control Transaction is (i) the dissolution of the Company or any Significant Affiliate, (ii) a liquidation of more than 50 percent in value of the Company or any Significant Affiliate, (iii) a sale of assets involving 50 percent or more of the value of the assets of the Company or any Significant Affiliate prior to such sale, (iv) any merger or reorganization or consolidation of the Company in which the Company is not the surviving entity, (v) any merger or reorganization or consolidation of any Significant Affiliate in which the Significant Affiliate is not the surviving entity (other than a merger or reorganization or consolidation with the Company or any entity controlled by the Company), (vi) any sale or the disposition of more than 50 percent of the combined voting securities of any Significant Affiliate, or (vii) any transaction pursuant to which the shareholders, as a group, of all the securities of the Company outstanding prior to the transaction hold, as a group, less than 50 percent of the combined voting power of the Company or any successor company outstanding after the transaction. A Significant Affiliate is any affiliate or affiliates which collectively account for 50% or greater of (i) the total assets of the Company and all affiliates or (ii) the total sales of the Company and all affiliates.

Term and Termination of the 1997 Plan

     The 1997 Plan will continue in effect for a term of ten years, unless sooner terminated. The Board may terminate the 1997 Plan at any time in its sole discretion. No options may be granted under the 1997 Plan after it is terminated. The termination of the 1997 Plan, or any amendment thereto, shall not affect any shares previously issued to a Participant or any option previously granted under the 1997 Plan.

Miscellaneous

     The 1997 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Federal Income Tax Consequences

     The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the 1997 Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to optionees.

     The options to be granted under the 1997 Plan may be incentive stock options within the meaning of Section 422 of the Code or nonstatutory options which are not intended to satisfy the requirements of Section 422 of the Code.

     A Participant does not realize taxable income upon the grant or exercise of incentive stock options under the 1997 Plan. The income tax treatment of any gain or loss realized upon a Participant's disposition of shares received upon exercise of incentive options granted under the 1997 Plan depends on the timing of the disposition. If the Participant holds the shares received upon exercise of such options for the longer of two years from the date such option was granted, or one year from the date of exercise, the difference (if any) between the amount realized from the sale of such shares and the Participant's tax basis will be taxed as long-term capital gain or loss. If a Participant disposes of the shares before the end of the applicable holding periods described above (i.e., he or she makes a "disqualifying disposition"), such Participant may be deemed to be in receipt of taxable income in the year of the disqualifying disposition, depending on the selling price. If the selling price exceeds the fair market value of the option on the date of exercise, the excess of the fair market value over the exercise price is taxable to the Participant as ordinary income. If the selling price is less than the exercise price the difference is treated as capital loss. The Company is not entitled to a deduction for federal income tax purposes with respect to the grant or exercise of incentive stock options under the 1997 Plan or the disposition of shares acquired upon exercise (if applicable holding periods have been met). In the event of a disqualifying disposition, however, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the Participant. Certain Participants may be subject to the alternative minimum tax which in individual cases could reduce or eliminate any tax benefits from incentive options available to them under the 1997 Plan.

     The grant of a nonstatutory option will create no tax consequences for the optionee or the Company. Upon exercise of a nonstatutory option, the optionee must generally recognize ordinary income equal to the fair market value of the Common Stock acquired on the date of exercise minus the exercise price, and the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the optionee. A disposition of shares acquired upon the exercise of a nonstatutory option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the Participant's tax basis (i.e., the exercise price plus the amount recognized as ordinary income) in such shares. Generally, there will be no tax consequences to the Company in connection with a disposition of nonstatutory option shares.

     THE  SUMMARY OF  FEDERAL  INCOME TAX  CONSEQUENCES  SET FORTH  ABOVE IS FOR
GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROXY ITEM NO. 2


             RATIFICATION OF INDEPENDENT AUDITORS (PROXY ITEM NO. 3)

     The Board of Directors has selected Ernst & Young LLP as independent auditors for the Company for the year ending March 28, 1998, which appointment will be submitted for ratification at the Annual Meeting.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and to have the opportunity to make a statement should they desire to do so and to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT AUTHORITY BE GRANTED TO APPOINT ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS (PROXY ITEM NO. 3).

                                     QUORUM

     The bylaws of the Company provide that the holders of more than one-half the issued and outstanding voting shares of the Company shall constitute a quorum at any meeting of the shareholders. The bylaws also provide that the act of a majority of the shares at any meeting at which a quorum is present shall be the act of the shareholders' meeting. In the absence of a quorum at the meeting, either in person or by proxy, the meeting may be adjourned from time to time without notice other than announcement at the meeting until a quorum shall be formed.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholder proposals for the 1998 Annual Meeting must be received by the Secretary of the Company no later than March 20, 1998 for inclusion in the 1998 proxy statement and form of proxy.

                           OTHER BUSINESS AND REPORTS

     The Board of Directors knows of no business to come before the Annual Meeting other than as stated in the Notice of this meeting. Should any unexpected business properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote thereon in accordance with their best judgment in the interest of the Company.


                                              By Order of the Board of Directors
                                                       Leon Webb, Jr., Secretary

     COMPANY WILL FURNISH WITHOUT CHARGE ADDITIONAL COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 29, 1997 TO INTERESTED SECURITY HOLDERS ON REQUEST. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBITS DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY'S FURNISHING SUCH EXHIBITS. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE SECRETARY AT THE COMPANY'S ADDRESS PREVIOUSLY SET FORTH. THE COMPANY WILL FURNISH WITHOUT CHARGE ADDITIONAL COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 29, 1997 TO INTERESTED SECURITY
HOLDERS ON REQUEST. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBITS DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY'S FURNISHING SUCH EXHIBITS. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE SECRETARY AT THE COMPANY'S ADDRESS PREVIOUSLY SET FORTH.


                                    EXHIBIT A

                        STERLING ELECTRONICS CORPORATION
                             1997 STOCK OPTION PLAN


                            Scope and Purpose of Plan

     This Sterling Electronic Corporation 1997 Stock Option Plan (the "Plan") provides for the granting of:

     (a) Incentive Options (hereinafter defined) to certain key employees of Sterling Electronics Corp., a Nevada corporation (the "Corporation"), or of its Affiliates (hereinafter defined); and

     (b) Nonstatutory Options (hereinafter defined) to certain key employees of the Corporation or of its Affiliates.

     The purpose of the Plan is to provide an incentive for key employees of the Corporation or its Affiliates to provide a means by which selected key persons may be given an opportunity to purchase Stock of the Corporation, to help secure and retain the services of key persons, and to provide incentives for such persons to exert maximum efforts for the success of the Corporation.

SECTION 1. Definitions.

     1.1 "Affiliates" shall mean (a) any corporation, other than the Corporation, in an unbroken chain of corporations ending with the Corporation if each of the corporations, other than the Corporation, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (b) any corporation, other than the Corporation, in an unbroken chain of corporations beginning with the Corporation if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.2 "Agreement" shall mean the written agreement between the Corporation and a Holder evidencing the Option granted by the Corporation and the understanding of the parties with respect thereto.

     1.3 "Board of Directors" shall mean the board of directors of the Corporation.

     1.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.5 "Compensation Committee" shall mean the committee appointed pursuant to
Section 3 hereof by the Board of Directors to administer this Plan.

     1.6 "Eligible Individuals" shall mean key employees, including officers and directors who are also employees of the Corporation or of any of its Affiliates.

     1.7 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.8 "Fair Market Value" shall mean:

     (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, the last reported sale price on such exchange on the last business day prior to the date in question; or

     (b) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subparagraph 1.8(a) and sales prices therefor in the over-the-counter market shall be reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System at the date of determining the Fair Market Value, the last reported sale price so reported on the last business day prior to the date in question; or

     (c) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subparagraph 1.8(a) and sales prices therefor shall not be reported by the NASDAQ National Market System as provided in Subparagraph 1.8(b), and bid and asked prices therefor in the over-the-counter market shall be reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, the average of the closing bid and asked prices on the last business day prior to the date in question; and

     (d) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subparagraph 1.8(a) and sales prices or bid and asked prices therefor shall not be reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subparagraph 1.8(b) or Subparagraph 1.8(c) at the date of determining the Fair Market Value, the value determined in good faith by the Board of Directors.

     For purposes of valuing Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

     1.9 "Holder" shall mean an Eligible Individual to whom an Option has been granted.

     1.10 "Incentive Options" shall mean stock options that are intended to satisfy the requirements of section 422 of the Code.

     1.11 "Nonstatutory Options" shall mean stock options that are not intended to satisfy the requirements of section 422 of the Code.

     1.12 "Options" shall mean either Incentive Options or Nonstatutory Options, or both.

     1.13 "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.14 "Significant Affiliate" shall mean any Affiliate or Affiliates which collectively account for 50% or greater of (i) the total assets of the Corporation and all Affiliates or (ii) the total sales of the Corporation and all Affiliates.

     1.15 "Stock" shall mean the Corporation's authorized common stock, $0.50 par value per share, together with any other securities with respect to which Options granted hereunder may become exercisable.

SECTION 2. Stock and Maximum Number of Shares Subject to the Plan.

     2.1 Description of Stock and Maximum Shares Allocated. The Stock which may be issued upon the exercise of an Option may either be unissued or reacquired shares of Stock, as the Board of Directors may, in its sole and absolute discretion, from time to time determine.

     Subject to the adjustments provided for in Paragraph 6.6, the aggregate number of shares of Stock to be issued pursuant to the exercise of all Options granted hereunder may equal but shall not exceed 350,000 shares of Stock.

     2.2 Restoration of Unpurchased Shares. If an Option granted hereunder expires or terminates for any reason during the term of this Plan and prior to the exercise of the Option in full, the shares of Stock subject to but not issued under such Option shall again be available for Options granted hereunder subsequent thereto.

SECTION 3. Administration of the Plan.

     3.1 Compensation Committee. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall consist of not less than two individuals. In the event that the Stock is registered under Section 12 of the Exchange Act, directors of the Corporation, and all members of the Compensation Committee shall be Non-Employee Directors of the Company as such term is defined in Rule 16b-3 promulgated under the Exchange Act:

     3.2 Duration, Removal, Etc. The members of the Compensation Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from the Compensation Committee or to add members thereto. Vacancies on the Compensation Committee, however caused, shall be filled by action of the Board of Directors.

     3.3 Meetings and Actions of the Compensation Committee. The Compensation Committee shall elect one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions and determinations of the Compensation Committee shall be made by the majority vote or decision of all of its members present at a meeting; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Compensation Committee shall be as fully effective as if it had been made at a meeting duly called and held. The Compensation Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions hereof and with the bylaws of the Corporation as it may deem advisable.

     3.4 Compensation Committee's Powers. Subject to the express provisions hereof, the Compensation Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the terms and provisions of the respective Agreements (which need not be identical), including provisions defining or otherwise relating to (i) subject to Section 6 of the Plan, the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued upon exercise of Options is restricted, (iii) the effect of termination of employment upon the exercisability of the Options, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (c) to accelerate the time of exercisability of any Option that has been granted; (d) to construe the terms of any Agreement and the Plan; and (e) to make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Compensation Committee deems appropriate. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Compensation Committee shall have full discretion to make all determinations on the matters referred to in this Paragraph 3.4; such determinations shall be final, binding and conclusive.

SECTION 4. Eligibility and Participation.

     4.1 Eligible Individuals. Options may be granted hereunder only to persons who are Eligible Individuals at the time of the grant thereof. Notwithstanding any provision contained herein to the contrary, a person shall not be eligible to receive an Incentive Option hereunder unless he or she is an employee of the Corporation or an Affiliate, nor shall a person be eligible to receive an Incentive Option hereunder if he or she, at the time such Incentive Option is granted, would own (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or of an Affiliate unless at the time such Incentive Option is granted the exercise price per share of Stock is at least one hundred and ten percent (110%) of the Fair Market Value of each share of Stock to which the Incentive Option relates and the Incentive Option is not exercisable after the expiration of five (5) years from the date it is granted.

     4.2 No Right to Option. The adoption of the Plan shall not be deemed to give any person a right to be granted an Option.

     SECTION 5. Grant of Options and Certain Terms of the Agreements.

     Subject to the express provisions hereof, the Compensation Committee shall determine which Eligible Individuals shall be granted Options hereunder from time to time. In making grants, the Compensation Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Affiliates and such other considerations as the Board of Directors may from time to time specify. The Compensation Committee shall also determine the number of shares subject to each of such Options, and shall authorize and cause the Corporation to grant Options in accordance with such determinations.

     The date on which the Compensation Committee completes all action constituting an offer of an Option to an individual, including the specification of the number of shares of Stock to be subject to the Option, shall be the date on which the Option covered by an Agreement is granted, even though certain terms of the Agreement may not be at such time determined and even though the Agreement may not be executed until a later time. For purposes of the preceding sentence, an offer shall be deemed made if the Compensation Committee has completed all such action except communication of the grant of the Option to the potential Holder. In no event, however, shall a Holder gain any rights in addition to those specified by the Compensation Committee in its grant, regardless of the time that may pass between the grant of the Option and the actual execution of the Agreement by the Corporation and the Holder.

     Each Option granted hereunder shall be evidenced by an Agreement, executed by the Corporation and the Eligible Individual to whom the Option is granted, incorporating such terms as the Committee shall deem necessary or desirable. More than one Option may be granted hereunder to the same Eligible Individual and be outstanding concurrently hereunder. In the event an Eligible Individual is granted one or more Incentive Options and one or more Nonstatutory Options, such grants shall be evidenced by separate Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

     Each Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Option granted hereunder or otherwise and such restrictions on the transferability of shares of the Stock acquired pursuant to an Option granted hereunder or otherwise as the Compensation Committee in its sole and absolute discretion shall deem proper or advisable. Such conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Affiliates for a specified period of time. Such restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Agreement or a subsequent holder of the shares of Stock who is bound by such Agreement.

SECTION 6. Terms and Conditions of Options.

     All Options granted hereunder shall comply with, be deemed to include, and shall be subject to the following terms and conditions:

     6.1 Number of Shares. Each Agreement shall state the number of shares of Stock to which it relates.

     6.2 Exercise Price. Each Agreement shall state the exercise price per share of Stock. The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the date of the grant of the Incentive Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the greater of (a) the par value per share of the Stock or (b) [100%] of the Fair Market Value per share of the Stock on the date of the grant of the Nonstatutory Option. The exercise price per share of Stock subject to either an Incentive Option or a Nonstatutory Option shall be determined by the Committee upon the granting of the Option, subject to the restrictions set forth above.

     6.3 Medium and Time of Payment, Method of Exercise, and Withholding Taxes. The exercise price of an Option shall be payable upon the exercise of the Option in a manner that is acceptable to the Compensation Committee in its sole discretion, which form may include cash, shares of Stock or a share or shares of Stock owned by the Holder and surrendered for actual or deemed multiple exchanges of shares of Stock, or any combination thereof. Exercise of an Option shall not be effective until the Corporation has received written notice of exercise, specifying the number of whole shares to be purchased and accompanied by payment in full of the aggregate exercise price of the number of shares purchased. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share of Stock with respect to any Option.

     The Compensation Committee may, in its discretion, require a Holder to pay to the Corporation at the time of exercise of an Option or portion thereof the amount that the Corporation deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise. Where the exercise of an Option does not give rise to an obligation to withhold Federal income or other taxes on the date of exercise, the Corporation may, in its discretion, require a Holder to place shares of Stock purchased under the Option in escrow for the benefit of the Corporation until such time as Federal income or other tax withholding is no longer required with respect to such shares or until such withholding is required on amounts included in the gross income of the Holder as a result of the exercise of an Option or the disposition of shares of Stock acquired pursuant thereto. At such later time, the Corporation, in its discretion, may require a Holder to pay to the Corporation the amount that the Corporation deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise of the Option or the disposition of shares of Stock. Upon receipt of such payment by the Corporation, such shares of Stock shall be released from escrow to the Holder.

     6.4 Term, Time of Exercise, and Transferability of Stock and Options. In addition to such other terms and conditions as may be included in a particular Agreement granting an Option, an Option shall be exercisable during a Holder's lifetime only by the Holder or by the Holder's guardian or legal representative in accordance with the next sentence. An Option shall not be transferrable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The provisions of the remainder of this Paragraph 6.4 shall apply to the extent a Holder's Agreement does not expressly provide otherwise.

     If a Holder (a) voluntarily ceases to be an Eligible Individual or (b) ceases to be an Eligible Individual by reason that his status as such was terminated by the Corporation or one of its Affiliates (without cause), the Option shall terminate thirty days after such Holder ceases to be an Eligible Individual. If a Holder ceases to be an Eligible Individual by reason of a termination for "cause", then his options shall terminate on the date of such termination and any options not previously exercised by such Holder shall terminate.

     Notwithstanding the foregoing, if a Holder ceases to be an Eligible Individual by reason of (a) disability (as defined in Section 105(d)(4) of the Code) or (b) death, then the Holder shall have the right for twelve months after the date of disability or death to exercise to exercise an Option to the extent such Option is exercisable on the date of his disability.

     For purposes of this Paragraph 6.4, the term "cause" means, without regard to any determination of "cause" or "without cause" under any other applicable agreement with the individual other than an Agreement hereunder, a termination of employment, as determined by the Board of Directors of the Corporation or the board of directors of an Affiliate in the sole discretion exercised in good faith of such board of directors, for (a) the breach by the Holder of any employment, nondisclosure, noncompetition, or other agreement to which the Holder and the Corporation or any Affiliate are parties, (b) the commission by the Holder of a felony or of a misdemeanor involving moral turpitude, (c) the participation by the Holder in any fraud, (d) dishonesty by the Holder that is detrimental to the best interests of the Corporation or any Affiliate, or (e) willful disloyalty by the Holder to the Corporation or any Affiliate.

     That portion of the Option which is not exercisable on the date the Holder ceases to be an Eligible Individual shall terminate and be forfeited to the Corporation on the date of such cessation.

     Notwithstanding any other provision of this Plan, no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, or the period specified in Paragraph 4.1, if applicable. The Compensation Committee shall have authority to prescribe in any Agreement that the Option evidenced thereby may be exercised in full or in part as to any number of shares subject thereto at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Compensation Committee may prescribe. Except as provided above and unless otherwise provided in any Agreement, an Option may be exercised at any time or from time to time during the term of the Option. Such exercise may be as to any or all whole (but no fractional) shares which have become purchasable under the Option.

     Within a reasonable time or such time as may be permitted by law after the Corporation receives written notice that the Holder has elected to exercise all or a portion of an Option, accompanied by payment in full of the aggregate
Option exercise price of the number of shares of Stock purchased, the Corporation shall issue and deliver a certificate representing the shares acquired in consequence of the exercise and any other amounts payable in consequence of such exercise. In the event that a Holder exercises both an Incentive Option, or portion thereof, and a Nonstatutory Stock Option, or a portion thereof, separate Stock certificates shall be issued, one for the Stock subject to the Incentive Option and one for the Stock subject to the Nonstatutory Stock Option. The number of the shares of Stock transferrable due to an exercise of an Option under this Plan shall not be increased due to the passage of time, except as may be provided in an Agreement. However, this number of such shares of Stock which are transferrable may increase due to the occurrence of certain events which are fully described in Paragraph 6.6.

     Nothing herein or in any Option granted hereunder shall require the Corporation to issue any shares upon exercise of any Option if such issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect. At the time of any exercise of an Option, the Corporation may, as a condition precedent to the exercise of such Option, require from the Holder of the Option (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning his or her intentions with regard to the retention or disposition of the shares being acquired by exercise of such Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by such Holder (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any similar or superseding statute or statutes, or any other applicable state or federal statute or regulation, as then in effect. Shares of Stock issued upon exercise of any Option shall not be transferable until after six months from the date the Incentive Option is granted. Certificates for shares of Stock, when issued, may have the following or similar legend, or statements of other applicable restrictions, endorsed thereon, and, as described in the preceding sentence, may not be immediately transferable:

     The shares of Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, in reliance upon an exception from registration. Without such registration, these shares may not be sold, transferred, assigned or otherwise disposed of unless, in the opinion of the Corporation and its legal counsel, such sale, transfer, assignment or disposition will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission, and any applicable state securities laws.

     6.5 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in the second paragraph of Paragraph 6.6, with respect to any Incentive Option granted under this Plan, the sum of:

     (a) the aggregate Fair Market Value of shares of Stock subject to such Incentive Option that first become purchasable in a calendar year under such Incentive Option, and

     (b) the aggregate Fair Market Value of shares of Stock or stock of any Affiliate (or a predecessor of the Corporation or an Affiliate) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Corporation or its Affiliates (or a predecessor corporation of any such corporation), that first become purchasable in a calendar year under such incentive stock option may not (with respect to any Holder) exceed $100,000, with such Fair Market Value to be determined as of the date the Incentive Option or such other incentive stock option is granted.

     For purposes of this Paragraph 6.5, "predecessor corporation" means (i) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under such section had been effected) with the Corporation, (ii) a corporation which, at the time the new incentive stock option (within the meaning of section 422 of the Code) is granted, is an Affiliate of the Corporation or (iii) a predecessor corporation of any such corporations.

     6.6 Adjustments Upon Changes in Capitalization, Merger, Etc. The existence of outstanding Options shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred to prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Corporation shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Corporation on, its Stock, or other increase or reduction of the number of shares of the Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Stock, in whole or in part, into other equity securities of the Corporation, then (a) the number, class and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Stock, the Options shall extend to such other securities) in such a manner as to entitle an Holder to receive, upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he or she had exercised his or her Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining shareholders to be affected by such adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then reserved, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Stock as a result of the event requiring the adjustment. Comparable rights shall accrue to each Holder in the event of successive subdivisions, consolidations, capital adjustments, dividends or reclassification of the character described above.

     The Agreements to be entered into under this Plan may provide that if the Corporation (a) shall offer for sale to the shareholders of its Stock shares of Stock or other classes of stock or other securities of the Corporation, or (b) in connection with any transaction shall acquire or shall cause to be issued rights to acquire shares of stock or other securities of another corporation for the benefit of or to the holders of Stock of the Corporation, the Corporation will give written notice to Holder of the rights which are thus to be acquired or issued for the benefit of or the holders of Stock of the Corporation in sufficient time to permit Holder to exercise the Option granted hereunder if Holder should elect to do so and to permit Holder to participate in such rights as a holder in such Stock of the Corporation.

     The Agreements may also provide that in the event the Corporation proposes to merge or consolidate with another corporation or to sell or dispose of its properties, assets and business or to dissolve, the Corporation will give written notice thereof to the Holder in sufficient time to permit Holder to exercise the Option granted hereunder, if Holder should elect to do so and participate in such transaction as a stockholder of the Corporation; provided, however, in connection with any merger or consolidation or other transaction under which the Corporation or its holders of shares of Stock will acquire stock or other securities of the continuing, resulting or other corporation in exchange for their shares of Stock of the Corporation, provision shall be made for the reservation for and issuance upon exercise by Holder of the Option granted of Holder's pro rata number of shares or other securities (on the basis of the number of shares of Stock of the Corporation as to which the Option granted hereunder remains at the time unexercised), at the same aggregate purchase price provided for in the Agreement, the price per unit to be adjusted upward or downward, according to the increase or decrease of the number of units involved.

     The Agreements may also provide that in the event the Corporation undergoes, or is threatened by, a transaction effecting a significant change in the business, as determined by the Board of Directors, the waiting period for exercising will be waived and Holder will be permitted to immediately exercise the Option granted pursuant to this Plan. Furthermore, in the event of a change in control of the Corporation and/or its Board of Directors, the Holder may immediately exercise the Option granted pursuant to this Plan.


     If a corporate transaction described in Section 424(a) of the Code which involves the Corporation is to take place and there is to be no surviving corporation while an Option remains in whole or in part unexercised, it shall be canceled by the Board of Directors as of the effective date of any such corporate transaction but before the date each Holder shall be provided with a notice of such cancellation and each Holder shall have the right to exercise such Option in full to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

     Except as hereinbefore expressly provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then subject to outstanding Options.

     In the event of a Change of Control Transaction (as hereinafter defined), all outstanding Options granted under the Plan will vest immediately upon any such Change of Control Transaction involving the Corporation. A Change of Control Transaction is (i) the dissolution of the Corporation or any Significant Affiliate, (ii) a liquidation of more than 50 percent in value of the Corporation or any Significant Affiliate, (iii) a sale of assets involving 50 percent or more than the value of the assets of the Corporation or any Significant Affiliate, (iv) any merger or reorganization or consolidation of the Corporation in which the Corporation is not the surviving entity, (v) any merger or reorganization or consolidation of any Significant Affiliate in which the Significant Affiliate is not the surviving entity (other than a merger or reorganization or consolidation with the Corporation or any entity controlled by the Corporation), (vi) any sale or the disposition of more than 50 percent of the combined voting securities of any Significant Affiliate, or (vii) any transaction pursuant to which the stockholders, as a group, of all the securities of the Corporation outstanding prior to the transaction hold, as a group, less than 50 percent of the combined voting power of the Corporation or any successor company outstanding after the transaction.

     6.7 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his or her Option until a certificate representing such shares is issued to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Paragraph 6.6 hereof.

     6.8 Modification, Extension and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, the Compensation Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of Options outstanding hereunder (to the extent not theretofore exercised) and authorize the granting of new Options hereunder in substitution therefor (to the extent not theretofore exercised). The Compensation Committee may not, however, modify any outstanding Options so as to specify a lower exercise price or base amount or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefor specifying a lower exercise price. In addition, the Compensation Committee may not, without the consent of the Holder, modify any outstanding Options so as to specify a higher or lower exercise price or base amount or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefor specifying a higher or lower exercise price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Incentive Option theretofore granted hereunder to such Holder under the Plan, except as may be necessary, to satisfy the requirements of Section 422 of the Code.

     6.9 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

     6.10 Obligation to Exercise; Termination of Employment. The granting of an Option hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof. In the event of a Holder's termination of employment with the Corporation or an Affiliate, the unexercised portion of an Option granted hereunder shall terminate in accordance with Paragraph 6.4 hereof.

     6.11 Agreement Provisions. The Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee shall deem advisable. Each Agreement shall identify the Option evidenced thereby as an Incentive Option or a Nonstatutory Option, as the case may be, and no Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 7. Remedies and Legend.

     7.1 Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

     7.2 Specific Performance. The Corporation shall be entitled to enforce the terms and provisions of this Section 7, including the remedy of specific performance.

     7.3 Legend. Each certificate representing shares of Stock issued to a Holder upon exercise of an Option granted under the Plan shall, if such share is subject to any transfer restriction (including a right of first refusal) under the Plan or any Agreement, bear a legend that complies with applicable law with respect to such restriction, such as:

     The shares represented by this certificate are subject to restrictions on transferability imposed by that certain instrument entitled "Sterling Electronics Corporation 1997 Stock Option Plan" dated _____________, 1997, and an agreement thereunder between Sterling Electronics Corporation and [Holder] dated ___________, 19__, which grants to the Corporation an option to purchase such shares in certain instances. A copy of such plan and agreement is on file at the principal office of the Corporation and is subject to the same right of examination by a stockholder of the Corporation (in person or by agent, attorney, or accountant) as are the books and records of the Corporation.

SECTION 8. Duration of Plan.

     No Options may be granted hereunder after the date that is 10 years from the earlier of (a) the date the Plan is adopted by the Board of Directors or (b) the date the Plan is approved by the stockholders of the Corporation. In addition, with respect to shares of Stock not currently covered by an outstanding Option, this Plan may be terminated at any time by the Board of Directors.

SECTION 9. Amendment of Plan.

     The Compensation Committee may at any time terminate or from time to time amend or suspend the Plan; provided, however, that no such amendment shall, without approval of the stockholders of the Corporation, except as provided in
Section 6, (a) increase the aggregate number of shares of Stock as to which Options may be granted under the Plan; (b) increase the maximum period during which Options may be exercised; or (c) extend the effective period of the Plan. No Option may be granted during any suspension of the Plan or after the Plan has been terminated and no amendment, suspension or termination shall, without a Holder's consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Holder under the Plan.

SECTION 10. General.

     10.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Options shall be used for general corporate purposes.

     10.2 Right of the Corporation and Affiliates to Terminate Employment. Nothing contained in the Plan, or in any Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Affiliate, or interfere in any way with the rights of the Corporation or any Affiliate to terminate his or her employment any time.

     10.3 Authority of Compensation Committee. In addition to its authority expressed herein, the Compensation Committee shall have full and absolute discretion to make determinations under the Plan and any Agreement and to interpret the provisions of the Plan and any Agreement.

     10.4 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Compensation Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option granted under it, and members of the Board of Directors and the Compensation Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

     10.5 Information Confidential. As partial consideration for the granting of each Option hereunder, the Agreement may, in the Compensation Committee's sole and absolute discretion, provide that the Holder shall agree with the Corporation that he or she will keep confidential all information and knowledge that he or she has relating to the manner and amount of his or her participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Compensation Committee, it shall take into consideration such breach, in determining whether to recommend the grant of any future Option to such Holder, as a factor militating against the advisability of granting any such future Option to such individual.

     10.6 Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock option plan of the or any Affiliate or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans which the Corporation or any Affiliate has adopted, or may, at any time, adopt for the benefit of its employees.

     10.7 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his or her legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Compensation Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

     10.8 No Guarantee of Interests. Neither the Compensation Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

     10.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Affiliates; provided, however, the Corporation or an Affiliate may recover any and all damages, fees, expenses, and/or costs arising out of any actions taken by the Corporation to enforce its rights hereunder.

     10.10 Corporation Records. Records of the Corporation or its Affiliates regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Compensation Committee to be incorrect.

     10.11 Information. The Corporation and its Affiliates shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

     10.12 No Liability of Corporation. The Corporation assumes no obligation or responsibility to the Holder or his or her legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Compensation Committee.

     10.13 Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors, by a person authorized to act by resolution of the Board of Directors, or by a person authorized to act by the bylaws of the Corporation.

     10.14 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     10.15 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail or by a nationally recognized courier service. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the united states mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance herewith or, if by courier, 24 hours after it is sent, addressed as described in this section, or, if by facsimile machine, the time mechanically recorded on the document by the facsimile process. The corporation or a holder may change, at any time and from time to time, by written notice to the other, the address which it, he or she had previously specified for receiving notices. Until changed in accordance herewith, the corporation and each holder shall specify as its and his or her address for receiving notices the address set forth in the agreement pertaining to the shares to which such notice relates. 10.16 Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

     10.17 Successors. The Plan shall be binding upon the Holder, his or her legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors, and assigns, and upon the Compensation Committee and its successors.

     10.18 Headings. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     10.19 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Nevada except to the extent Nevada law is preempted by federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent preempted by federal law and except to the extent that Nevada corporate law conflicts with the contract law of such state, in which event Nevada corporate law shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

     10.20 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

SECTION 11. Approval of Stockholders.

     The Plan shall take effect on the date it is adopted by the Board of Directors. However, if this Plan is not approved by the holders of a majority of the outstanding shares of equity securities of the Corporation having voting rights within twelve months of the date of adoption by the Board of Directors, none of the Options granted hereunder shall constitute Options.

     Adopted by the order of the Board of Directors of Sterling Electronics Corporation on June 3, 1997.

                                                STERLING ELECTRONICS CORPORATION

STERLING ELECTRONICS CORPORATION
4201 SOUTHWEST FREEWAY, HOUSTON, TEXAS
JULY 18, 1997

Dear Shareholder,

     On behalf of the Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Shareholders to be held at 3:00 p.m. local time on Tuesday, August 26, 1997, at the Sterling Electronics Corporate Headquarters, 4201 Southwest Freeway, Houston, Texas. The formal notice of the Annual Meeting of Shareholders and Proxy Statement are enclosed.

     Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience. If you are able to attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

Ronald S. Spolane
Chairman and Chief Executive Officer

PROXY           STERLING ELECTRONICS CORPORATION                        PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints R.S. Spolane and D.A. Spolane as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of common stock of Sterling Electronics held on record by the undersigned on July 11, 1997 at the annual meeting of shareholders to be held on August 26, 1997 or any adjournment thereof.

     (CONTINUED  AND TO BE SIGNED ON THE OTHER  SIDE)

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2, and 3.

1.  ELECTION OF DIRECTORS

     R.S. Spolane, David R. Toomim, Jay H. Golding, S.M. Lambert, Ph.D., Hershcel G. Maltz, D.A. Spolane

     [ ] FOR all nominees                               [ ] WITHHOLD
      listed to the right                               for all nominees
      (except as marked                                 listed to the right
      to the contrary)

2.  To adopt the Company's 1997 Stock Option Plan.

           FOR             AGAINST                 ABSTAIN
          [  ]              [  ]                    [  ]

3. Proposal to ratify the appointment of Ernst & Young as the independent auditors of the corporation.

           FOR             AGAINST                 ABSTAIN
          [  ]              [  ]                    [  ]

     4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Dated:___________________, 1997

                                  ----------------------------------------------
                                  Signature

                                  ----------------------------------------------
                                  Signature if held jointly


     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.